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                                                                    EXHIBIT 99.4

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       I, Michael S. Wyzga, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Genzyme Corporation (the "Company") on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of the Company.


                                         By:       /s/ Michael S. Wyzga
                                            ------------------------------------
                                            Name:  Michael S. Wyzga
                                            Title: Chief Financial Officer
                                            Date:  March 28, 2003